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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) July 5, 2000

                        INTERNET MULTI-MEDIA CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA                      0-29292                 97-0431096
            -------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                          Identification No.)


        2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
        ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code  (702) 841-4779
                                                    --------------


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         The registrant issued the press release included as Exhibit (99)(a) to this Form 8-K on July 5, 2000. As stated in the attached press release: Michael Waldkirch has resigned as President and as a director of the registrant and Reno
J. Calabrigo has been appointed by the Board of Directors as President, CEO, and as a director. Mr. Waldkirch shall continue to advise and assist the registrant as a consultant.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         On July 5, 2000, Michael Waldkirch, registrant's President and a director, resigned from all positions with registrant. Mr. Waldkirch shall, however, continue to advise and assist registrant as a consultant. Mr. Waldkirch's resignation was for the purpose of allowing him to pursue other business opportunities and was not because of a disagreement with registrant on any matter related to registrant's operations, policies or practices.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS:

         The following exhibits are filed with this Form 8-K:

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EXHIBIT NUMBER                   DESCRIPTION OF EXHIBIT
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
99(a)                            Press release of registrant dated July 5, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNET MULTI-MEDIA CORPORATION

Date July 5, 2000                       By: /s/ RENO J. CALABRIGO
     ------------                          -------------------------------------
                                           RENO J. CALABRIGO, PRESIDENT
                                           AND DIRECTOR